                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ C. O. Holliday, Jr.                                       10/25/97
-----------------------------                              --------------
       Director                                                 Date

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ A. J. P. Belda                                             6/5/00
-------------------------                                   ------------
        Director                                                Date

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ R. H. Brown
-------------------------                               _________________
        Director                                              Date

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.




/s/ C. J. Crawford                                        7/24/99
--------------------------                          -------------------
         Director                                          Date

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ Louisa C. Duemling                                       October 28, 1997
---------------------------                               ----------------------
       Director                                                   Date

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ Edward B. du Pont
-----------------------                                       _________________
       Director                                                      Date

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ D. C. Hopkins                                           6/5/00
------------------                                      ---------------
     Director                                                Date

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ Lois D. Juliber                               10/25/97
--------------------------                    -----------------
     Director                                       Date

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


 /s/ G. Lindahl                             5/6/00
 ------------------                     ----------------
     Director                                Date

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     /s/ M. Naitoh                                    6/6/00
     --------------------------                -------------------
         Director                                      Date

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     /s/ William K. Reilly                          Dec 17, 1997
     -------------------------                    ------------------
          Director                                      Date

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifylng and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     /s/ H. Rodney Sharp, III                             10/29/97
     -------------------------------               -----------------------
             Director                                       Date

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and general Counsel or any Associate General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont Common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     /s/ Charles M. Vest                      Dec 17, 1997
     -------------------                    ---------------
          Director                               Date